2nd Quarter Fiscal Year 2017 Earnings Release Parker Hannifin Corporation February 2, 2016 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. The risks and uncertainties in connection with forward-looking statements related to the proposed transaction between CLARCOR and the company include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the failure to obtain CLARCOR stockholder approval of the proposed transaction or to satisfy any of the other conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on CLARCOR’s common stock or the company’s common stock because of the failure to complete the proposed transaction; CLARCOR’s or the company’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s and CLARCOR’s key markets, and the company’s and CLARCOR’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the Company and/or CLARCOR are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; CLARCOR’s potential inability to realize the anticipated benefits of the strategic supply partnership with GE; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) segment operating income and operating margins reported in accordance with U.S. GAAP to segment operating income and operating margins without the effect of business realignment charges (d) below the Line Items reported in accordance with U.S. GAAP to Below the Line Items without the effect of CLARCOR acquisition expenses and, (e) actual and forecast earnings per diluted share reported in accordance with U.S. GAAP to actual and forecast earnings per diluted share without the effect of business realignment charges and CLARCOR acquisition expenses. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR acquisition expenses are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, below the line items and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman & CEO Comments • Results & Outlook • Questions & Answers

Chairman and CEO Comments 4 2nd Quarter FY2017  Recordable Accident Reduction of 31% in the Second Quarter  Second Quarter Sales of $2.67B, Orders Increase 5%  Earnings per Share of $1.78 ($1.91 Adjusted)  Record Segment Operating Margins of 14.4% Capital Allocation  CLARCOR Transaction Update  Acquired Helac Corporation - Strategic Product Line Addition to Hydraulics  Increased Quarterly Dividend by 5% Full Year FY2017 Guidance Increased  Sales Essentially Flat for the Year, Increased Earnings  FY17 EPS Guidance Midpoint of $6.96 As Reported ($7.30 Adjusted)  Realignment $0.25 per share, Transaction Costs $0.09 per share

Diluted Earnings Per Share 2nd Quarter FY2017 5 *Adjusted for Business Realignment Charges, CLARCOR Acquisition Expenses **Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share 2nd Quarter FY2017 vs. 2nd Quarter FY2016 6 *Adjusted for Business Realignment Charges, CLARCOR Acquisition Expenses **Adjusted for Business Realignment Charges

Sales & Segment Operating Margin Total Parker 7 $ in millions 2nd Quarter FY2017 % Change FY2016 Sales As Reported 2,671$ (1.3)% 2,706$ Acquisitions 8 0.3 % Currency (31) (1.1)% Organic Sales 2,694$ (0.5)% FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 384$ 14.4% 331$ 12.2 % Business Realignment 8 35 Adjusted 392$ 14.7% 366$ 13.5%

Sales & Segment Operating Margin Diversified Industrial North America 8 $ in millions 2nd Quarter FY2017 % Change FY2016 Sales As Reported 1,121$ (3.4)% 1,161$ Acquisitions - - % Currency (7) (0.6)% Organic Sales 1,128$ (2.8)% FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 184$ 16.4% 154$ 13.2 % Business Realignment 2 20 Adjusted 186$ 16.6% 174$ 15.0%

Sales & Segment Operating Margin Diversified Industrial International 9 $ in millions 2nd Quarter FY2017 % Change FY2016 Sales As Reported 1,006$ 1.4% 993$ Acquisitions 8 0.8 % Currency (24) (2.4)% Organic Sales 1,022$ 3.0 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 128$ 12.7% 95$ 9.6 % Business Realignment 4 14 Adjusted 132$ 13.1% 109$ 11.0%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 2nd Quarter FY2017 % Change FY2016 Sales As Reported 544$ (1.6)% 552$ Acquisitions - - % Currency - - % Organic Sales 544$ (1.6)% FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 73$ 13.3% 82$ 14.8 % Business Realignment 1 0 Adjusted 74$ 13.5% 82$ 14.8%

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Dec 2016 Sep 2016 Dec 2015 Sep 2015 Total Parker 5%+ 2%+ 12%- 11%- Diversified Industrial North America 0%+ 4%- 15%- 12%- Diversified Industrial International 10%+ 3%+ 10%- 8%- Aerospace Systems 9%+ 14%+ 11%- 16%-

Cash Flow from Operating Activities¹ FY2017 YTD 12 *Adjusted for Discretionary Pension Plan Contribution FY 2017 % of Sales FY 2016 % of Sales As Reported Cash Flow From Operating Activities 404$ 7.5% 363$ 6.5% Discreti nary Pension Plan Contribution 220 200 Adjusted Cash Flow From Operating Activities 6 4$ 11.5% 563$ 10.1% ¹Dollars in millions

FY2017 Guidance EPS Midpoint: $6.96 As Reported, $7.30 Adjusted 13 Expected FY17 Adjusted Segment Operating Margins exclude FY17 Business Realignment Charges Expected FY17 Adjusted Below the Line Items and Adjusted Earnings Per Share exclude FY17 Q2 CLARCOR Acquisition Expenses and Business Realignment Charges Sales Growth vs. Prior Year Diversified Industrial North America Diversified Industrial International Aerospace Systems Total Parker Segment Operating Margins As Reported Adjusted Diversified Industrial North America 17.2% - 17.6% 17.5% - 17.9% Diversified Industrial International 12.8% - 13.2% 13.6% - 14.0% Aerospace Systems 14.9% - 15.1% 15.0% - 15.2% Total Parker 15.1% - 15.5% 15.5% - 15.9% Below the Line Items Corporate General & Administrative Expense, Interest and Other $425 M $409 M Tax Rate Full Year Shares Diluted Shares Outstanding Earnings Per Share As Reported Adjusted Range $6.71 - $7.21 $7.05 - $7.55 135.7M 27.5% (5.0%) - (1.0%) (1.0)% - 3.0% 1.0% - 3.0% (2.3%) - 1.3%

FY2017 Guidance Reconciliation to Prior Guidance 14 *Adjusted for Business Realignment Charges **Adjusted for Business Realignment Charges and CLARCOR Acquisition Expenses

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Appendix • Consolidated Statement of Income • Reconciliation of EPS • Business Segment Information • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of Forecasted Segment Operating Margins and EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 17 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands except per share amounts) 2016 2015 2016 2015 Net sales 2,670,804$ 2,705,590$ 5,413,935$ 5,574,938$ Cost of sales 2,044,484 2,140,624 4,150,490 4,341,528 Gross profit 626,320 564,966 1,263,445 1,233,410 Selling, general and administrative expenses 336,578 314,666 659,547 684,880 Interest expense 33,444 34,297 67,592 70,057 Other (income), net (64,424) (13,877) (76,661) (27,056) Income before income taxes 320,722 229,880 612,967 505,529 Income taxes 79,322 46,743 161,329 127,366 Net income 241,400 183,137 451,638 378,163 Less: Noncontrolling interests 95 155 204 203 Net income attributable to common shareholders 241,305$ 182,982$ 451,434$ 377,960$ Earnings per share attributable to common shareholders: Basic earnings per share 1.81$ 1.35$ 3.38$ 2.78$ Diluted earnings per share 1.78$ 1.33$ 3.33$ 2.74$ Average shares outstanding during period - Basic 133,320,109 135,373,356 133,499,744 136,108,930 Average shares outstanding during period - Diluted 135,812,760 137,065,447 135,596,707 137,788,219 Cash dividends per common share .63$ .63$ 1.26$ 1.26$

Reconciliation of EPS 18 (Unaudited) (Amounts in Dollars) Three Months Ended December 31, Six Months Ended December 31, 2016 2015 2016 2015 Earnings per diluted share 1.78$ 1.33$ 3.33$ 2.74$ Adjustments: Business realignment charges 0.04 0.19 0.10 0.30 Acquisition expenses 0.09 - 0.09 - Adjusted earnings per diluted share 1.91$ 1.52$ 3.52$ 3.04$

Business Segment Information 19 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands) 2016 2015 2016 2015 Net sales Diversif ied Industrial: North America 1,121,053$ 1,160,774$ 2,288,024$ 2,447,104$ International 1,005,968 992,464 2,020,891 2,030,911 Aerospace Systems 543,783 552,352 1,105,020 1,096,923 Total 2,670,804$ 2,705,590$ 5,413,935$ 5,574,938$ Segment operating income Diversif ied Industrial: North America 184,013$ 153,581$ 384,624$ 366,329$ International 127,517 95,367 264,713 224,662 Aerospace Systems 72,516 81,764 145,797 155,767 Total segment operating income 384,046 330,712 795,134 746,758 Corporate general and administrative expenses 43,926 31,210 74,960 84,261 Income before interest and other expense 340,120 299,502 720,174 662,497 Interest expense 33,444 34,297 67,592 70,057 Other (income) expense (14,046) 35,325 39,615 86,911 Income before income taxes 320,722$ 229,880$ 612,967$ 505,529$

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin 20 (Unaudited) (Dollars in thousands) Three Months Ended December 31, 2016 Three Months Ended December 31, 2015 Operating margin Operating margin Total segment operating income 384,046$ 14.4% 330,712$ 12.2% Adjustments: Business realignment charges 7,897 34,800 Adjusted total segment operating income 391,943$ 14.7% 365,512$ 13.5%

Consolidated Balance Sheet 21 (Unaudited) December 31, June 30, December 31, (Dollars in thousands) 2016 2016 2015 Assets Current assets: Cash and cash equivalents 1,520,736$ 1,221,653$ 1,047,494$ Marketable securities and other investments 684,299 882,342 820,682 Trade accounts receivable, net 1,411,074 1,593,920 1,419,934 Non-trade and notes receivable 256,545 232,183 293,913 Inventories 1,241,593 1,173,329 1,279,760 Prepaid expenses 133,592 104,360 141,030 Total current assets 5,247,839 5,207,787 5,002,813 Plant and equipment, net 1,506,201 1,568,100 1,598,185 Deferred income taxes 482,136 605,155 383,805 Goodw ill 2,813,238 2,903,037 2,913,065 Intangible assets, net 849,692 922,571 975,515 Other assets 832,507 827,492 840,920 Total assets 11,731,613$ 12,034,142$ 11,714,303$ Liabilities and equity Current liabilities: Notes payable 581,487$ 361,787$ 574,302$ Accounts payable 997,189 1,034,589 948,157 Accrued liabilities 720,844 841,915 736,145 Accrued domestic and foreign taxes 125,954 127,597 105,130 Total current liabilities 2,425,474 2,365,888 2,363,734 Long-term debt 2,653,560 2,652,457 2,701,121 Pensions and other postretirement benefits 1,766,209 2,076,143 1,475,351 Deferred income taxes 50,809 54,395 64,721 Other liabilities 304,583 306,581 306,655 Shareholders' equity 4,527,709 4,575,255 4,799,406 Noncontrolling interests 3,269 3,423 3,315 Total liabilities and equity 11,731,613$ 12,034,142$ 11,714,303$

Consolidated Statement of Cash Flows 22 (Unaudited) Six Months Ended December 31, (Dollars in thousands) 2016 2015 Cash flows from operating activities: Net income 451,638$ 378,163$ Depreciation and amortization 149,085 156,093 Stock incentive plan compensation 47,161 39,026 (Gain) on sale of business (44,930) - Loss (gain) on disposal of assets 310 (336) (Gain) on sale of marketable securities (230) (158) Net change in receivables, inventories, and trade payables 44,802 41,866 Net change in other assets and liabilities (313,783) (239,277) Other, net 70,123 (12,730) Net cash provided by operating activities 404,176 362,647 Cash flows from investing activities: Acquisitions (net of cash of $1,760 in 2016 and $3,814 in 2015) (29,927) (67,552) Capital expenditures (71,356) (75,419) Proceeds from sale of plant and equipment 4,991 8,506 Proceeds from sale of business 85,610 - Purchases of marketable securities and other investments (393,909) (575,183) Maturities and sales of marketable securities and other investments 506,642 527,819 Other, net 241 (41,450) Net cash provided by (used in) investing activities 102,292 (223,279) Cash flows from financing activities: Net payments for common stock activity (194,110) (410,049) Net proceeds from debt 222,425 356,591 Divi ends (168,990) (171,707) Net cash (used in) financing activities (140,675) (225,165) Effect of exchange rate changes on cash (66,710) (47,293) Net increase (decrease) in cash and cash equivalents 299,083 (133,090) Cash and cash equivalents at beginning of period 1,221,653 1,180,584 Cash and cash equivalents at end of period 1,520,736$ 1,047,494$

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations 23 (Unaudited) (Dollars in thousands) Six Months Ended December 31, 2016 Six Months Ended December 31, 2015 Percent of sales Percent of sales As reported cash flow from operations 404,176$ 7.5% 362,647$ 6.5% Discretionary pension contribution 220,000 200,000 Adjusted cash flow from operations 624,176$ 11.5% 562,647$ 10.1%

Reconciliation of Forecasted Segment Operating Margins and EPS 24 (Unaudited) (Amounts in dollars) Fiscal Year 2017 Forecasted earnings per diluted share $6.71 to $7.21 Adjustments: Business realignment charges .25 Acquisition expenses .09 Adjusted forecasted earnings per diluted share $7.05 to $7.55 (Unaudited) Fiscal Year 2017 Forecasted As Reported Diversif ied Industrial North America Operating Margin 17.2% - 17.6% Forecasted Segment Business Realignment Charges as % Net Sales 0.3% Forecasted Adjusted Diversif ied Industrial North America Operating Margin 17.5% - 17.9% Forecasted As Reported Diversif ied Industrial International Operating Margin 12.8% - 13.2% Forecasted Segment Business Realignment Charges as % Net Sales 0.8% Forecasted Adjusted Diversif ied Industrial International Operating Margin 13.6% - 14.0% Forecasted As Reported Aerospace Systems Operating Margin 14.9% - 15.1% Forecasted Segment Business Realignment Charges as % Net Sales 0.1% Forecasted Adjusted Aerospace Systems Operating Margin 15.0% - 15.2% Forecasted As Reported Total Parker Operating Margin 15.1% - 15.5% Forecasted Segment Business Realignment Charges as % Net Sales 0.4% Forecasted Adjusted Total Parker Operating Margin 15.5% - 15.9%

Supplemental Sales Information Global Technology Platforms 25 (Unaudited) (Dollars in thousands) September 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 Net sales Diversif ied Industrial: Motion Systems 741,650$ 754,772$ -$ 741,650$ $ 1,496,422 Flow and Process Control 824,314 783,864 - 824,314 1,608,178 Filtration and Engineered Materials 615,930 588,385 - 615,930 1,204,315 Aerospace Systems 561,237 543,783 - 561,237 1,105,020 Total 2,743,131$ 2,670,804$ -$ -$ 2,743,131$ 5,413,935$ -$ -$ Three Months Ending Fiscal Year-to-Date